UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2010

Wind Works Power Corp.

(Exact Name of Registrant as Specified in Its Charter) Nevada

(State or Other Jurisdiction of corporation)

98-0409895

                                                                 333-113296

(Commission File Number) (IRS Employer Identification No.)

346 Waverley Street Ottawa, Ontario Canada K2P 0W5

(Address of Principal Executive Offices)

                                                                 (613) 226-7883

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Forward Looking Statements

Certain statements included in this Form 8-k regarding Wind Works Power Corp. ( the “Company”) that are not historical facts are forward-looking statements, including the information provided with respect to the future business operations and anticipated operations of the Company. These forward-looking statements are based on current expectations, estimates, assumptions and beliefs of management, and words such as "expects," "anticipates """intends," "plans," "believes," "estimates" and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties, including, but not limited to, the success of our current or proposed business activities. Accordingly, actual results may differ.

Section 5-Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 17, 2010, Greg Wilson tendered his resignation as a company director. There was no disagreement between Mr. Wilson and the Company regarding any matter relating to the Company’s operations, policies or practices.

Concurrent with the resignation of Mr. Wilson, the Company’s Board of Directors appointed Glen MacMullin to serve on the Company’s Board of Directors. Mr. MacMullin is a chartered accountant and will chair the Company’s audit committee. Mr. MacMullin has extensive experience in the capital markets in both North America and CityEurope. Mr. MacMullin is currently a director of Pensato Europa Absolute Return Fund, an Irish listed UCITS fund. He has also served on the Board of Directors of numerous public companies in CityNorth America including DSL.net Inc., Aegis Communications Group Inc., Briazz Inc., and Nayarit Gold Inc.

Mr. MacMullin currently serves as Vice President of Finance with Minto Group, a real estate development, construction and management company based in CityCityOttawa, CityCanada. Prior to joining Minto Group in 2008, he was a Managing Director at Xavier Sussex, LLC, a New York-based private equity firm which he cofounded in 2004. Previously, Mr. MacMullin was Chief Operating Officer with the proprietary trading group of Deutsche Bank in CityCityNew York. Prior to his appointment with Deutsche Bank in CityNew York, he worked with the hedge fund division for Deutsche Bank Offshore in the CityCayman Islands.

Mr. MacMullin started his career in public accounting with Coopers & Lybrand in CityOttawa, CityCanada and KPMG in the CityCayman Islands. He received a Bachelor of Business Administration degree from CityCitySaint CityFrancis CityXavier CityUniversity and is a member of the Canadian Institute of Chartered Accountants.

Mr. MacMullin has been granted 200,000 common stock options exercisable at $0.50 per share in consideration for joining the Company’s Board of Directors.

Item 9.02 Financial Statements and Exhibits.

Exhibit 5.1 Wilson resignation notice dated December 17, 2010

Exhibit 99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Date: December 21, 2010 Wind Works Power Corp.

By: /s/Ingo Stuckmann Ingo Stuckmann, CEO